A. O. Smith to Acquire Leonard Valve November 12, 2025

Leonard Valve At-a-Glance

Acquisition Details

- A.O. Smith to acquire Leonard Valve for $412mm, after adjusting for estimated tax benefits
- ~12x 2026E EBITDA[1]
- Acquisition expected to be accretive to AOS EPS in year 1
- Deal close expected in first quarter of 2026

Leader in Water Temperature Mixing Valves and Heating Control Solutions

- **Leading manufacturer of best-in-class, highly engineered solutions** under the Leonard Valve and Heat-Timer brands for water temperature and flow control
- Products entail water temperature mixing valves and heating control **for non-discretionary applications** and **IoT heating controls** for commercial buildings
- **Deep specification presence across** plumbing codes and design standards, driving replacement and project-driven demand
- Generates **best-in-class margins and strong free cash flow**
- **U.S. business** headquartered in Cranston, RI with approximately 100 employees

Proven Track Record
110+ years of Performance and Integrity

Industry-Leading Innovation
10 Products Launched in the Last 7 Years

Predictable Demand
~80% Repair and Replace Exposure

High Growth Platform
Double Digit '22A-'25E Revenue CAGR

Large Installed Base
'Spec'd'-in, Critical Products

Unrivaled Digital Capabilities
~30% Digital/Connected Revenue

[1]Net of expected tax benefit

2

3  A Highly Compelling Acquisition That Expands A.O. Smith’s Position in Water Management Adds capability in temperature regulation and safety compliance, expanding A.O. Smith’s presence deeper into the mechanical room Establishes a new growth platform in water management with spec- driven products that complement A.O. Smith’s core water heater and boiler businesses Broadens C&I exposure including healthcare, education and industrial end-markets that offer diversification and recurring revenue Accelerates A.O. Smith’s strategy of establishing leading smart water solutions built on existing building management capabilities A. O. Smith Water Heater Lochinvar Boiler DHW Mixing Valve Digital Mixing Valve Control Heat-Timer - Internet connected, digitally enabled control software Wireless Network Sensors Adds a portfolio of premium products reinforcing our position as a provider of high-quality solutions trusted by wholesalers, engineers, and contractors Financially attractive profile and margin accretive      Leonard brings immediate strategic benefits... ...and deepens integration within the mechanical room

4 These slides contain statements that the Company believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “continue,” “guidance,” “outlook” or words of similar meaning. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this release. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the possibility that the parties will fail to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction; potential negative effects relating to the announcement of the proposed transaction; failure to realize the expected benefits of the transaction or expected synergies; and difficulties in predicting results of operations of an acquired business. Additional factors are discussed in the Company’s filings with Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements included in these slides are made only as of the date of these slides, and the Company is under no obligation to update these statements to reflect subsequent events or circumstances. All subsequent written and oral forward-looking statements attributed to the Company, or persons acting on its behalf, are qualified entirely by these cautionary statements. Forward Looking Statements